Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Innovative Technologies, Inc. (the "Company") for the fiscal year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "report"), the undersigned, Richard Nathan, the Chief Executive Officer of the Company, and Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

The report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

The information contained in the report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: May 15, 2009

/s/ Richard Nathan
Richard Nathan
Chief Executive Officer Chief Financial Officer